16. INCOME TAXES	12 Months Ended
Sep. 30, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

The Company has incurred losses since inception, which have generated net operating loss carryforwards.  The net operating loss carryforwards arise from United States sources.

Pretax losses arising from United States operations were approximately $2,834,000 for the year ended September 30, 2019.

Pretax losses arising from United States operations were approximately $1,609,000 for the year ended September 30, 2018.

The Company has net operating loss carryforwards of approximately $32,083,000, which expire in 2022-2037. Because it is not more likely than not that sufficient tax earnings will be generated to utilize the net operating loss carryforwards, a corresponding valuation allowance of approximately $6,930,000 was established as of September 30, 2019. Additionally, under the Tax Reform Act of 1986, the amounts of, and benefits from, net operating losses may be limited in certain circumstances, including a change in control.

Section 382 of the Internal Revenue Code generally imposes an annual limitation on the amount of net operating loss carryforwards that may be used to offset taxable income when a corporation has undergone significant changes in its stock ownership. There can be no assurance that the Company will be able to utilize any net operating loss carryforwards in the future. The Company is subject to possible tax examination for the years 2012 through 2019.

For the year ended September 30, 2019, the Company’s effective tax rate differs from the federal statutory rate principally due to net operating losses, interest expense and warrants issued for services.

U.S. Tax Reform

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the Tax Reform Act). The Tax Reform Act significantly revises the future ongoing federal income tax by, among other things, lowering U.S. corporate income tax rates effective January 1, 2018. The Company has calculated a blended U.S. federal income tax rate of approximately 21% for the fiscal year ending September 30, 2019 and 21.0% for subsequent fiscal years. Remeasurement of the Company’s deferred tax balance under the Tax Reform Act resulted in a non-cash tax benefit reduction of approximately $2.3 million for the year ended September 30, 2018.

The changes included in the Tax Reform Act are broad and complex. The final transition impacts of the Tax Reform Act may differ from the above estimate due to, among other things, changes in interpretations of the Tax Reform Act, any legislative action to address questions that arise because of the Tax Reform Act and any changes in accounting standards for income taxes or related interpretations in response to the Tax Reform Act.

The principal components of the Company’s deferred tax assets at September 30, 2019 and 2018 are as follows:

	2019	2018
U.S. operations loss carry forward at statutory rate of 21%	$6,737,300	$6,142,138
Deferred tax assets related to timing differences-accruals	192,897	-
Total	6,930,197	6,142,138
Less Valuation Allowance	(6,930,197)	(6,142,138)
Net Deferred Tax Assets	-	-
Change in Valuation allowance	$(788,059)	$(337,853)

A reconciliation of the United States Federal Statutory rate to the Company’s effective tax rate for the years ended September 30, 2019 and 2018 are as follows:

Federal Statutory Rate	-21.0%	-21.0%
Increase in Income Taxes Resulting from:
Change in Valuation allowance	21.0%	21.0%
Effective Tax Rate	0.0%	0.0%